Other operating income/(expenses)	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other operating income/(expenses)
7.	Other operating income/(expenses)

Million US dollar	2021	2020	2019
Brazilian tax credits	226	481	—
Government grants	322	227	280
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	65	56	172
License income	25	22	30
Net (additions to)/reversals of provisions	(1)	(14)	(10)
Net rental and other operating income	168	72	402

Other operating income/(expenses)	805	845	875

In the second quarter of 2021, Ambev, a subsidiary of AB InBev, recognized 226m US dollar income in Other operating income related to tax credits following a favorable decision from the Brazilian Supreme Court. Additionally, Ambev recognized 118m US dollar of interest income in Finance income (refer to Note 11
Finance cost and income
) for the year ended 31 December 2021.
In the fourth quarter of 2020, Ambev concluded the calculation of its tax credits on a judicial decision related to the exclusion of the Value-Added Tax (ICMS) from the taxable basis of the social contribution on gross revenues (PIS and COFINS). The decision refers to the period between November 2009 and April 2015. As a result of this judicial decision and other tax credit adjustments, Ambev recognized 481m US dollar income in Other operating income and 315m US dollar of interest income in Finance income (refer to Note 11
Finance cost and income
) for the year ended 31 December 2020.
The income from government grants primarily relate to fiscal incentives given by certain Brazilian states and Chinese provinces, based on the company’s operations and developments in those regions.
In 2021, the company expensed 298m US dollar in research, compared to 296m US dollar in 2020 and 291m US dollar in 2019. The spend focused on product innovations, market research, as well as process optimization and product development.